                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

                           FILED BY THE REGISTRANT [X]
                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           CHECK THE APPROPRIATE BOX:

                         [ ] PRELIMINARY PROXY STATEMENT
        [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
                                RULE 14A-6(e)(2))
                         [X] DEFINITIVE PROXY STATEMENT
                       [ ] DEFINITIVE ADDITIONAL MATERIALS
          [ ] SOLICITING MATERIAL PURSUANT TO SECTION 240.14A-11(c) OR

                               SECTION 240.14A-12

                                 THE WEISS FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
                   (NAME OF PERSON(s) FILING PROXY STATEMENT,
                          IF OTHER THAN THE REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
                              [X] NO FEE REQUIRED.

  [ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(i)(1) AND 0-11.

       1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

       2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

  3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS
                  CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

               4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

                               5) TOTAL FEES PAID:

--------------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:

      --------------------------------------------------------------------------

2)    Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------

3)    Filing Party:

      --------------------------------------------------------------------------

4)    Date Filed:

      --------------------------------------------------------------------------

                                 THE WEISS FUND
                     WEISS TREASURY ONLY MONEY MARKET FUND

                                                                    MAY 25, 2006

Dear Shareholder:

     On behalf of the Board of Trustees (the "Board") of The Weiss Fund (the "Trust"), comprised of Weiss Treasury Only Money Market Fund (the "Fund"), we are pleased to invite you to a special meeting of the shareholders (the "Special Meeting") of the Fund. The Special Meeting will be held on June 22, 2006 at 9:30 a.m. Eastern time at Palm Beach Gardens Marriott, 4000 RCA Boulevard, Palm Beach Gardens, Florida 33410. At the Special Meeting, you will be asked to elect four members of the Board, as stated in the Notice of Special Meeting of Shareholders and further explained in the enclosed Proxy Statement.

     A proxy card for the Special Meeting is enclosed. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR PROXY CARD, OR TAKE ADVANTAGE OF THE TELEPHONIC OR ELECTRONIC VOTING PROCEDURES DESCRIBED IN THE PROXY CARD, AS SOON AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SPECIAL MEETING. Your vote is important. If you have any questions in connection with these materials, please call us at 1-800-430-9617.

                                          Sincerely,

                                          /s/ SHARON PARKER-DANIELS

                                          Sharon Parker-Daniels
                                          President

Note: You may receive more than one proxy card. PLEASE COMPLETE EACH CARD PROVIDED so that the Fund will have the quorum needed to conduct its business.

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                                 THE WEISS FUND
                     WEISS TREASURY ONLY MONEY MARKET FUND

To the shareholders of Weiss Treasury Only Money Market Fund (the "Fund"):

     NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the "Special Meeting") of The Weiss Fund (the "Trust") will be held at Palm Beach Gardens Marriott, 4000 RCA Boulevard, Palm Beach Gardens, Florida 33410, on June 22, 2006 at 9:30 a.m., Eastern time, for the following purpose:

     Proposal: To elect four members of the Board of Trustees of the Trust.

     The Board of Trustees unanimously recommends that you vote in favor of the Proposal. Shareholders of record as of the close of business on May 15, 2006 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

     Your attention is directed to the attached Proxy Statement. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY CARD, IN ORDER TO SAVE THE COMPANY ANY FURTHER SOLICITATION EXPENSE. An addressed envelope for which no postage is required is enclosed.

                                          By Order of the Board of Trustees,

                                          /s/ SHARON PARKER-DANIELS

                                          Sharon Parker-Daniels
                                          President
May 25, 2006

                               TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
Questions and Answers About the Special Meeting and the
  Proxy Statement...........................................           1
Proposal: Election of Trustees to the Board of Trustees of
  the Trust.................................................           2
Other Business..............................................           8
Information about the Trust.................................           8
Further Information.........................................           9
Nominating Committee Charter................................  Appendix 1

                                 THE WEISS FUND
                         7111 FAIRWAY DRIVE, SUITE 102
                       PALM BEACH GARDENS, FLORIDA 33418
                                 1-800-430-9617

                                PROXY STATEMENT
                                  MAY 25, 2006

                    FOR A SPECIAL MEETING OF SHAREHOLDERS OF
               WEISS TREASURY ONLY MONEY MARKET FUND (THE "FUND")

                    A SERIES OF THE WEISS FUND (THE "TRUST")

                QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                            AND THE PROXY STATEMENT

GENERAL INFORMATION ABOUT THE PROPOSAL

Q.  WHAT IS THE PURPOSE OF THIS PROXY STATEMENT?

A. You are receiving these proxy materials - a booklet that includes the Proxy Statement and one or more proxy cards - because you have the right to vote on important proposals concerning your investment in the Fund.

    The principal purpose of this Proxy Statement is to seek shareholder approval to elect four members of the Board of Trustees of the Trust (the "Proposal").

INFORMATION ABOUT VOTING

Q.  WHO IS ASKING FOR MY VOTE?

A. The Board of Trustees (the "Board" or the "Trustees") of the Trust has requested your vote at the special meeting (the "Special Meeting") of the shareholders (the "Shareholders") of the Fund. The Special Meeting will be held at 9:30 a.m., Eastern time, on June 22, 2006, at Palm Beach Gardens Marriott, 4000 RCA Boulevard, Palm Beach Gardens, Florida 33410. The Trust proposes to mail on or about May 25, 2006 the Notice of Special Meeting, the proxy card and the Proxy Statement to Shareholders of record at the close of business on May 15, 2006.

Q.  WHO IS ELIGIBLE TO VOTE?

A. Shareholders of record of the Fund at the close of business on May 15, 2006 (the "Record Date") are entitled to notice of and to vote on the Proposal at the Special Meeting or at any adjournment of the Special Meeting. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

Q.  HOW DO I VOTE MY SHARES?

A. You may vote your shares in writing, by executing the enclosed proxy card(s) and returning it as soon as possible in the envelope provided or by using the telephone or Internet voting procedures described in the proxy card(s). The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To vote via the Internet, please access the website noted on the enclosed proxy card(s). To vote via the Internet, you will need the "control number" that appears on your proxy card. The Internet voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions and to confirm that Shareholders' instructions have been recorded properly. If you vote via the Internet, you may incur costs associated with electronic access providers and telephone companies.

    Proxy cards that are properly signed, dated and received at or prior to the Special Meeting and proper voting instructions received via telephone or the Internet will be voted as specified. If you sign, date and return the proxy card, but do not specify a vote for the Proposal, the persons named as proxies will vote your shares FOR electing each of the nominees to serve on the Board.

Q. IF I SEND MY PROXY CARD IN NOW AS REQUESTED, CAN I CHANGE OR REVOKE MY VOTE LATER?

A. You may revoke your proxy at any time prior to its exercise by voting in person at the Special Meeting or by submitting, before the meeting, written notice of revocation, a later-dated proxy card or a later-dated vote via telephone or the Internet. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy card. This will help us ensure that an adequate number of shares are present for the Special Meeting.

Q.  HOW DO THE TRUSTEES RECOMMEND THAT I VOTE FOR THESE PROPOSALS?

A. The Trustees recommend that Shareholders vote FOR the election of each nominee.

GENERAL INFORMATION ABOUT THE FUND

Q.  HOW IS THE FUND MANAGED?

A. The Trust is an open-end, management investment company organized under the laws of the Commonwealth of Massachusetts, with principal offices located at 7111 Fairway Drive, Suite 102, Palm Beach Gardens, Florida 33418.

    The Trust is comprised of one series: the Fund. The Board oversees the business affairs of the Trust and is responsible for significant decisions relating to the Fund's investment objective and policies, including approving the Fund's contracts with the Fund's investment adviser, Weiss Capital Management, Inc. ("WCM"), and the Fund's sub-adviser, Delray Financial Corporation ("Delray"). The Trustees delegate the day-to-day management of the Fund to the officers of the Trust. WCM provides continuing investment management for the Fund consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased for or sold by the Fund. Under a sub-advisory agreement with WCM, Delray renders continuous investment advice to WCM as to the investment of the Fund's assets.

                                  THE PROPOSAL
                 TO ELECT FOUR MEMBERS OF THE BOARD OF TRUSTEES

     For election of Trustees at the Special Meeting, the Board has nominated Sharon Parker-Daniels, I. Jeffrey Pheterson, Robert Z. Lehrer and Donald Wilk (the "Nominees"). Mr. Lehrer and Mr. Wilk currently serve as Trustees and were appointed by the Board on November 30, 1995. Ms. Parker-Daniels is deemed to be an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") and, therefore, would serve as an "Interested Trustee" of the Trust if elected. Each of the other Nominees is not an "interested person" of the Trust for purposes of
Section 2(a)(19) of the 1940 Act (collectively, the "Independent Trustees").

     The proxies will vote for the election of each Nominee unless you withhold authority to vote for any or all of them in the proxy. If any or all of the Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend, or the Board may reduce the number of Trustees in accordance with the terms of the Declaration of Trust.

     Each Trustee so elected will serve as a Trustee of the Trust until the next meeting of Shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Each Nominee has indicated that he or she is willing to serve as a Trustee.

     No Nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceedings, nor does any Nominee have an interest materially adverse to the Trust. No Nominee serves as a member of any other board of trustees or directors of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") as amended, or subject to the requirements of Section 15(d) of the Exchange Act, or of any company registered as an investment company under the 1940 Act.

     The following tables sets forth information concerning the Nominees for the Board and officers of the Trust.

NOMINEES

NOMINEES FOR ELECTION AS INDEPENDENT TRUSTEES

                                 POSITION WITH                                       NUMBER OF            OTHER
                                THE TRUST, TERM                                  PORTFOLIOS IN FUND   DIRECTORSHIPS
                              OF OFFICE AND LENGTH      PRINCIPAL OCCUPATION      COMPLEX OVERSEEN       HELD BY
   NAME, AGE AND ADDRESS        OF TIME SERVED*      DURING THE PAST FIVE YEARS      BY TRUSTEE          TRUSTEE
Robert Z. Lehrer               Trustee, since        President, Wyndmoor Sales            1               None
Age: 72                        November 30, 1995.    Co. Inc. (1985 - present)
7111 Fairway Drive, Suite                            (textiles).
102
Palm Beach Gardens, FL 33418

Donald Wilk                    Trustee, since        President, Donald Wilk               1               None
Age: 68                        November 30, 1995.    Corporation (1988 - April
7111 Fairway Drive, Suite                            2006) (computer sales and
102                                                  credit card processing).
Palm Beach Gardens, FL 33418

I. Jeffrey Pheterson           None                  Attorney and Shareholder,            1               None
Age: 54                                              Buckingham, Doolittle &
7111 Fairway Drive, Suite                            Burroughs, LLP (June
102                                                  2005 - present); Attorney
Palm Beach Gardens, FL 33418                         and Shareholder, Law
                                                     Offices of Pheterson &
                                                     Bleau (January 1986 - June
                                                     2005).

NOMINEE FOR ELECTION AS INTERESTED TRUSTEE

                                 POSITION WITH                                      NUMBER OF            OTHER
                                THE TRUST, TERM                                 PORTFOLIOS IN FUND   DIRECTORSHIPS
                              OF OFFICE AND LENGTH     PRINCIPAL OCCUPATION      COMPLEX OVERSEEN       HELD BY
   NAME, AGE AND ADDRESS        OF TIME SERVED*     DURING THE PAST FIVE YEARS      BY TRUSTEE          TRUSTEE
Sharon Parker-Daniels**       President, since      President, The Weiss Fund            1               None
Age: 44                       February 10, 2005.    (February 2005 - present);
7111 Fairway Drive, Suite                           President, Weiss Capital
102                                                 Securities, Inc. (June
Palm Beach Gardens, FL 33418                        2004 - present);
                                                    President, Weiss Capital
                                                    Management, Inc. (June
                                                    2004 - present); Vice
                                                    President, Director,
                                                    Secretary and Treasurer,
                                                    Gemini Funds, LLC (July
                                                    2005 - present); Managing
                                                    Member, Horizonview, LLC,
                                                    July 2005 - present; Vice
                                                    President, Weiss Research
                                                    Inc. (February 2001 - June
                                                    2004); Group Publisher,
                                                    Weiss Research, Inc.
                                                    (February 2000 - February
                                                    2003).

*Each Trustee serves for an indefinite term, until his or her successor is duly elected and qualified.
**Ms. Parker-Daniels is an interested person of the Trust, as defined in the 1940 Act, due to the position she holds with the Trust, WCM and their affiliates.

OFFICERS

                                 POSITION WITH                                      NUMBER OF            OTHER
                                THE TRUST, TERM                                 PORTFOLIOS IN FUND   DIRECTORSHIPS
                              OF OFFICE AND LENGTH     PRINCIPAL OCCUPATION      COMPLEX OVERSEEN       HELD BY
   NAME, AGE AND ADDRESS        OF TIME SERVED*     DURING THE PAST FIVE YEARS      BY OFFICER          OFFICER
Jeffrey Rano                  Secretary and         Director of Finance, Weiss           1               None
Age: 41                       Treasurer, since      Group Inc. (February
7111 Fairway Drive, Suite     February 10, 2005.    2005 - present); Financial
102                                                 Planning Manager, Weiss
Palm Beach Gardens, FL 33418                        Group, Inc. (May
                                                    2004 - February 2005);
                                                    Vice President and
                                                    Financial and Operations
                                                    Principal, Vera Vest
                                                    Investments Inc. (October
                                                    2002 - April 2004);
                                                    Financial Planning
                                                    Manager, Allmerica
                                                    Financial Corporation (May
                                                    2001 - October 2002).

David J. Castaldi             Assistant Treasurer,  Vice President and                   1               None
Age: 41                       since May 2006.       Director of Accounting,
Bellevue Park Corporate                             PFPC Inc.
Center                                              (2001 - present).
103 Bellevue Parkway,
Wilmington, Delaware 19809

Leslie-Anne Moore             Chief Compliance      Chief Compliance Officer,            1               None
Age: 48                       Officer, since        The Weiss Fund, Weiss
7111 Fairway Drive, Suite     October 4, 2004.      Capital Management, Inc.
102                                                 and Weiss Capital
Palm Beach Gardens, FL 33418                        Securities Inc. (October
                                                    2004 - present); Chief
                                                    Compliance Officer, Weiss
                                                    Capital Securities Inc.
                                                    (September
                                                    2003 - present);
                                                    Compliance Officer, The
                                                    Weiss Fund and Weiss
                                                    Capital Management Inc.
                                                    (September 2003 - October
                                                    2004); Compliance Officer,
                                                    Nextrade (January 2001 -
                                                    July 2002).

*Each officer serves for an indefinite term, until his or her successor is duly elected and qualified.

REMUNERATION OF THE TRUSTEES AND OFFICERS

     For the fiscal year ended December 31, 2005, the Trustees and officers of the Trust received the following compensation from the Trust.

                                           PENSION OR                             TOTAL
                                           RETIREMENT                          COMPENSATION
                                            BENEFITS                          FROM TRUST AND
                           AGGREGATE       ACCRUED AS        ESTIMATED         FUND COMPLEX
                          COMPENSATION   PART OF TRUST    ANNUAL BENEFITS    PAID TO TRUSTEE
NAME (POSITION)            FROM TRUST       EXPENSES      UPON RETIREMENT       OR OFFICER
---------------            ----------       --------      ---------------       ----------
Robert Z. Lehrer             $4,000           None               None             $4,000
(Trustee)

Donald Wilk                  $4,000           None               None             $4,000
(Trustee)

David J. Castaldi            None             None               None             None
(Assistant Treasurer)

Sharon Parker-Daniels        None             None               None             None
(President)

Leslie-Anne Moore            $12,000          None               None             $12,000
(Chief Compliance
Officer)

Jeffrey Rano                 None             None               None             None
(Secretary and
Treasurer)

     The Independent Trustees receive from the Trust an annual fee of $1,500, $500 for each Board meeting attended, $250 for each Audit Committee or other meeting attended, plus reimbursement for out-of-pocket expenses for serving in that capacity. Unless changed by the Board, the Trustees will continue to be compensated under the arrangements that are currently in place. None of the Trustees currently is entitled to receive pension or retirement benefits. WCM pays the compensation and certain expenses of its personnel who serve as Trustees of the Trust, and receives management fees for its services. The Trust makes no payments to such Trustees.

     The Trust does not pay its officers, except for the Chief Compliance Officer, for services rendered to the Trust. Instead, these officers, who are also officers or employees of WCM or PFPC Inc., the administrator to the Funds ("PFPC"), are compensated by WCM or PFPC. The Chief Compliance Officer is paid by WCM, and the Trust reimburses WCM a portion of this payment in the amount of $12,000 per annum. The Trust's officers are appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

OWNERSHIP OF FUND SHARES

     As of May 1, 2006, to the best of the Trust's knowledge, the Nominees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Fund. As of May 1, 2006, to the best of the Trust's knowledge, no person owned of record more than 5% of the Fund, except National Financial Services Corp. (for the exclusive benefit of its customers), One World Financial Center - Attn: Mutual Funds, 5(th) Floor, 200 Liberty Street, New York, New York 10281, which held of record 39.09% of the outstanding shares of the Fund in an omnibus account. There have been no purchases or sales of any securities of the Trust or any subsidiary thereof by any Trustee or Nominee for Trustee since the beginning of the most recently completed fiscal year.

     The following table sets forth the dollar range of shares of the Fund held directly or indirectly by the Nominees as of May 1, 2006.

                                DOLLAR RANGE OF EQUITY    AGGREGATE DOLLAR RANGE IN ALL FUNDS
NAME OF NOMINEE                 SECURITIES IN THE FUND    OVERSEEN IN THE WEISS FUND COMPLEX
---------------                 ----------------------    ----------------------------------
Robert Z. Lehrer                          None                               None
Donald Wilk                               None                               None
Sharon Parker-Daniels                     None                               None
I. Jeffrey Pheterson                      None                               None

BOARD MEETINGS, COMMITTEES, AND OTHER RELATED MATTERS

     The primary responsibility of the Board is to represent the interests of shareholders of the Fund and to provide oversight of the management of the Fund. The Board met four times during the year ended December 31, 2005. The Board does not have a policy with regard to Trustee attendance at special meetings of the shareholders. Each Trustee attended or participated telephonically in at least 75% of all Board and applicable committee meetings.

     The Board provides a process for shareholders to send communications to the Board. Shareholders wishing to send communications to the Board may communicate with members of the Board by submitting a written communication directed to the Board of Trustees in care of the Trust's Secretary, The Weiss Fund, 7111 Fairway Drive, Suite 102, Palm Beach Gardens, Florida 33418.

COMMITTEES

     The Board has an Audit Committee, a Valuation Committee and a Nominating Committee.

     The function of the Audit Committee is to assist the Board in fulfilling its responsibilities to shareholders of the Fund relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto. The Audit Committee currently consists of the Independent Trustees, who are Robert
Z. Lehrer and Donald Wilk. Mr. Wilk serves as Chairman of the Committee. During the year ended December 31, 2005, the Audit Committee held two meetings.

     The function of the Valuation Committee is to consider the valuation of securities which may be difficult to price, although pricing difficulties are infrequent given the nature of the Fund's portfolio securities. The Valuation Committee currently consists of the Independent Trustees, who are Robert Z. Lehrer and Donald Wilk. During the year ended December 31, 2005, the Valuation Committee held no meetings.

     The function of the Nominating Committee is to recruit, evaluate the qualifications of, and nominate all persons for appointment or election as Trustees of the Trust. The Nominating Committee currently consists of the Independent Trustees, who are Robert Z. Lehrer and Donald Wilk. During the year ended December 31, 2005, the Nominating Committee held no meetings. The Board has adopted a written charter for the Nominating Committee. A copy of the charter is not available on the Trust's website, but can be found attached to this Proxy Statement under Appendix 1.

     For purposes of considering Trustee nominees, the Independent Trustees will consider nominees for Independent Trustees recommended by shareholders or a shareholder group if a vacancy among the Independent Trustees occurs and if the nominee meets the Board's criteria. Any shareholder or shareholder group submitting a candidate must beneficially own and have owned continuously for at least two years as of the date of the submission of the candidate and through the date of the meeting, either individually or in the aggregate, more than 5% of the Trust's securities that are eligible to vote. The nominating shareholder or shareholder group bears the economic risk of the investment and the securities used for purposes of calculating ownership cannot be held "short." The nominating shareholder or shareholder group must submit a certification which provides: (a) the number of shares which the person or group has (i) sole power to vote or direct the vote, (ii) shared power to vote or direct the vote, and (iii) sole power to dispose or direct the disposition of such shares; and
(b) that the shares have been held continuously for at least two years. A nominating shareholder or shareholder group may not submit more candidates than the number of Board vacancies. Shareholders wishing to submit recommendations for nominees must send a letter to Jeffrey Rano, Secretary, at The Weiss Fund, 7111 Fairway Drive, Suite 102, Palm Beach Gardens, Florida 33418, and must include, at a minimum: (a) the shareholder's (or shareholder group's) contact information and the number of Trust shares owned by the shareholder (or shareholder group); (b) the candidate's contact information and the number of Trust shares owned by the candidate; and (c) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Exchange Act. Candidates must meet certain independence requirements from the nominating shareholder or shareholder group. In addition, a shareholder or shareholder group nominee recommendation must be received by the Independent Trustees within a reasonable time period in advance of when the Nominating Committee makes its nominations. The Independent Trustees have not received a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the Trust's voting shares for at least one year.

     The Independent Trustees may, from time to time, engage the services of an independent consultant to identify and screen suitable prospective Trustee candidates. Care is given to ensure that the individual members of the Board bring to their deliberations education, work and personal experiences that would improve the value provided to the shareholders. The Nominating Committee will evaluate shareholder Trustee candidates using the same criteria applied to Independent Trustee or Trust officer candidates, as detailed below, along with the additional criteria described in the paragraph above. Mr. Pheterson was recommended to the Nominating Committee by an employee of Delray. The Nominating Committee met in February 2006 to discuss his candidacy. The process for considering a nominee for Trustee includes selection and nomination of a person for election or appointment as a Trustee of the Trust by the Nominating Committee, followed by a vote at a meeting of the Board to approve or reject the nominee. The full Board votes on nominees nominated by the Nominating Committee to serve as management Trustees, and the Independent Trustees vote on nominees nominated by the Nominating Committee to serve as Independent Trustees. The following criteria for nominees generally are considered as a starting point, and constitutes neither an exhaustive list nor a set of absolute requirements, for consideration as an Independent Trustee:

     -  Demonstrated personal integrity;

     -  College degree or business experience equivalent to a college degree;

     - Does not serve in a similar capacity on the board of a mutual fund which is not sponsored or advised by the Trust's investment adviser or its affiliates;

     - Availability and commitment to attend meetings and perform his or her responsibilities on the Board;

     -  Relevant industry and related experience;

     - Adequate financial or accounting knowledge to be of use in the complicated environment in which mutual funds operate;

     -  Demonstrated sound business judgment;

     -  Experience with management, technical, financial or regulatory issues;

     - Experience on other institutional oversight bodies having similar responsibilities to those of a mutual fund's board, including experience with corporate governance issues and standard business practices;

     - Diversity of interests shown by involvement in community, charitable or other activities;

     - Not an "interested person" of the Trust or its affiliates within the meaning of the 1940 Act;

     - No material relationship, including commercial, industrial, banking, consulting, legal, accounting, charitable or family (among others), that creates an appearance of a lack of independence with respect to the Trust or its affiliates;

     - The ability to act independently in fact with respect to the Trust and its affiliates and others in order to protect the interests of the Fund and all shareholders, including the ability to perform an involved and, when required, adversarial role in pursuing the best interests of the Trust and its shareholders.

REQUIRED VOTE

     Election of each of Sharon Parker-Daniels, I. Jeffrey Pheterson, Robert Z. Lehrer and Donald Wilk as a Trustee requires the approval of a plurality of the votes cast at the Special Meeting. The Nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why the Nominees would be unable or unwilling to serve if elected. Should the Nominees become unable or unwilling to accept nomination or election prior to the Special Meeting, the persons named on the proxy card will exercise their voting power to vote for such substitute person or persons as the current Trustees of the Trust may recommend.

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" THE ELECTION OF EACH OF THE FOUR NOMINEES TO SERVE ON THE BOARD AS DESCRIBED IN THIS PROPOSAL. ANY EXECUTED UNMARKED PROXY CARDS THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

                                 OTHER BUSINESS

     The Trustees know of no other business to be presented at the Special Meeting other than the Proposal, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted in the discretion of the persons named as proxies.

                          INFORMATION ABOUT THE TRUST

INVESTMENT ADVISER

     WCM is the investment adviser of the Fund. WCM is located at 7111 Fairway Drive, Suite 102, Palm Beach Gardens, Florida 33418. Delray, located at 4521 PGA Blvd. Suite 265, Palm Beach Gardens, Florida 33418, has been retained by WCM to provide sub-advisory services to the Fund.

ADMINISTRATOR

     PFPC, located at Bellevue Park Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809, performs various administrative and accounting services for the Fund. These services include maintenance of books and records, preparation of certain governmental filings and shareholder reports and computation of net asset values and dividend distributions.

DISTRIBUTOR

     The Fund's shares are sold on a continuous, best efforts basis by Weiss Capital Securities, Inc. (the "Distributor"), located at 7111 Fairway Drive, Suite 102, Palm Beach Gardens, Florida 33418. The Distributor is a registered broker-dealer and wholly-owned subsidiary of WCM. During the fiscal years ended December 31, 2003, 2004 and 2005 the Distributor received no sales commissions for the sale of Fund shares.

INDEPENDENT AUDITORS

     Tait, Weller & Baker, located at Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania, serves as the Fund's independent accountants and has been appointed to serve as the Fund's independent accountants for the fiscal year ending December 31, 2006. The services to be performed by Tait, Weller & Baker include audits of the Fund's annual financial statements and preparation of the Fund's federal and state income tax returns.

            FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

VOTING PROCEDURES

     This Proxy Statement is provided on behalf of the Board in connection with the Special Meeting to be held at Palm Beach Gardens Marriott, 4000 RCA Boulevard, Palm Beach Gardens, Florida 33410 on June 22, 2006 at 9:30 a.m. Eastern time, and any or all adjournments thereof. This Proxy Statement is first being mailed to Shareholders on or about May 25, 2006. You may revoke your proxy at any time before it is exercised by signing and forwarding a later-dated proxy card or a later-dated vote via telephone or the Internet, or by attending the Special Meeting and casting your votes in person.

     In addition to returning the enclosed proxy ballot(s) by mail, Shareholders may provide their voting instructions through telephone touch-tone voting or Internet voting as described in the enclosed proxy card(s). These options require Shareholders to input a control number which is located on each proxy ballot. After inputting this number, Shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.

     If a Shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or electronically, the Shareholder may still submit the proxy ballot(s) originally sent with the Proxy Statement or attend in person. Should Shareholders require additional information regarding the proxy or replacement proxy ballot(s), they may call with any questions toll-free at 1-877-456-6399. As explained above, any proxy given by a Shareholder is revocable until voted at the Special Meeting.

     The Trustees know of no business, other than the matters mentioned in the Notice and described in this Proxy Statement, that is expected to come before the Special Meeting. Should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Trust.

     If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you were the beneficial owner of the shares on the record date and authorizing you to vote.

RECORD DATE

     Shareholders of record at the close of business on the Record Date, May 15, 2006, are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting, with proportionate votes for fractional shares.

SHARES OUTSTANDING

     The Fund offers one class of shares to the public. As of the Record Date, the Fund had 101,200,901,960 shares outstanding.

VOTING RIGHTS

     The number of shares that you may vote is the total of the number shown on the proxy ballot(s) accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held.

QUORUM

     The presence in person or by proxy of the Shareholders entitled to cast a majority of votes is necessary to constitute a quorum for the transaction of business. In the event that a quorum of Shareholders is not represented at the Special Meeting with respect to the Fund, the Special Meeting may be adjourned by a majority of the shares of the Fund present in person or by proxy until a quorum exists. If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 120 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

     The costs of any such additional solicitation and of any adjourned session will be borne by the Trust. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted in favor of the Proposal. Broker non-votes are proxy ballots received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on the Proposal. Accordingly, Shareholders are urged to forward their proxy card or voting instructions promptly.

EXPENSES

     The Trust will pay the expenses in connection with this Notice and Proxy Statement and the Special Meeting, including the printing, mailing, solicitation and vote tabulation expenses and out-of-pocket expenses.

SHAREHOLDER PROPOSALS

     The Trust is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted to the Trust at Weiss Capital Management, Inc., 7111 Fairway Drive, Suite 102, Palm Beach Gardens, Florida 33418 at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

SHAREHOLDER MAILINGS

     To help lower the impact of operating costs, the Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semi-annual report, general information statement or proxy to that address, rather than mailing separate documents to each Shareholder. Shareholders may opt out of this single mailing at any time by calling the Fund at 1-800-430-9617 or writing to the Fund at Weiss Capital Management, Inc., 7111 Fairway Drive, Suite 102, Palm Beach Gardens, Florida 33418 and requesting the additional copies of Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.

ANNUAL AND SEMI-ANNUAL REPORTS

     Copies of the Fund's Annual Report for the fiscal year ended December 31, 2005 have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the Annual Report. You can obtain copies of the report, without charge, by writing to Weiss Capital Management, Inc., 7111 Fairway Drive, Suite 102, Palm Beach Gardens, Florida 33418, or by calling 1-800-430-9617.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY BALLOT(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ SHARON PARKER-DANIELS

Sharon Parker-Daniels,
President

                                   APPENDIX 1

                                 THE WEISS FUND
                          Nominating Committee Charter

I.  INTRODUCTION

The Board of Trustees governs The Weiss Fund (the "Trust") and is responsible for protecting the interests of shareholders.

The Board has a Nominating Committee consisting exclusively of Independent Trustees. The Board has adopted this Nominating Committee Charter to help guide the Committee in considering potential nominees to serve on the Board.

II.   COMMITTEE PURPOSE

     The mission of the Committee under this Charter is to promote effective participation of qualified individuals on the Board. The Board believes that by January 15, 2006 at least 75% of its members will be Independent Trustees. The Committee will consider both candidates to serve as Independent Trustees and candidates to serve as management Trustees and will make nominations to the Board.

III.  COMMITTEE AUTHORITY AND RESPONSIBILITIES

     The Committee is responsible for recruiting, evaluating the qualifications of and nominating all persons for appointment or election as Trustees of the Trust, in accordance with the criteria listed in Appendix A. Candidates may be identified by the Committee, management or Trust shareholders. The Committee may utilize third-party services to help identify and evaluate candidates.

     A.  INDEPENDENT TRUSTEE CANDIDATES

     The Committee will be responsible for identifying Independent Trustee candidates and for selecting and nominating the candidates. The Committee will evaluate a candidate's independence from the Trust's investment adviser, sub-adviser and other principal service providers. An Independent Trustee nominee must be independent in terms of both the letter and the spirit of applicable law.

     B.  MANAGEMENT CANDIDATES

     The President of Weiss Capital Management, Inc. will be responsible for coordinating the process by which management Trustee candidates are identified for consideration by the Committee. The Committee will look to the President of Weiss Capital Management, Inc. to produce background and other reference materials necessary for the Committee to consider management Trustee candidates.

     C.  CANDIDATES RECOMMENDED BY SHAREHOLDERS

     The Committee will consider Independent Trustee candidates recommended by shareholders of the Trust. The Committee will evaluate shareholder Trustee candidates using the same criteria applied to other Independent Trustee candidates, along with several additional requirements listed in Appendix A. The names of shareholder candidates may be submitted to the Trust's Secretary or any member of the Committee in writing at the address of the Trust. Sufficient background information about the candidate also must be submitted to enable the Committee to assess the candidate's qualifications in light of the Committee's selection guidelines.

     D.  EVALUATION OF CANDIDATES

     In evaluating a candidate's qualifications for Board membership, the Committee will consider factors which it determines are relevant, such as those listed in Appendix A. Candidates will be expected to assist the Committee with its diligence, and will likely be required to complete an eligibility questionnaire to assist the Committee in assessing a candidate's qualifications as a potential Trustee. The Committee will determine in its sole discretion whether to nominate a candidate to serve on the Board and the Committee's determinations will be final.

IV.  COMMITTEE MEMBERSHIP

     The members and the Chairperson of the Committee will be appointed by the Independent Trustees on the Board. The Committee will be comprised of at least two Independent Trustees. Members of the Committee will serve at the pleasure of the Independent Trustees.

V.   MEETINGS

     The Committee will meet as called by the Committee Chairperson. A majority of the Committee will constitute a quorum.

VI.  MISCELLANEOUS

     A.  BOARD APPROVAL OF NOMINEES

     Once the Committee has selected and nominated a person for election or appointment as a Trustee of the Trust, there will be a vote at a meeting of the Board to approve or reject the nominee. The full Board of Trustees will vote on nominees nominated by the Committee to serve as management Trustees. The Independent Trustees on the Board will vote on nominees nominated by the Committee to serve as Independent Trustees.

     B.  APPROPRIATE RESOURCES

     The Committee will have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants (including any search firm used to identify Independent Trustee candidates) at the expense of the Trust.

     C.  ASSISTANCE OF PRESIDENT OF THE TRUST

     The President of the Trust, although not a member of the Committee, will cooperate with the Committee. As requested by the Committee, the President will assist the Committee in discharging its duties.

     D.  REVIEW AND CONSIDERATION OF CHARTER

     The Committee will review this Charter periodically, and will recommend any changes to the Board. The Board will initially review this Charter, and thereafter will review any changes to this Charter recommended by the Committee. Board approval is required for initial adoption and any material changes to this Charter.

Adopted by the Board on August 4, 2005.

                                   APPENDIX A

                             STATEMENT OF POLICY ON
           CRITERIA FOR IDENTIFYING AND SELECTING TRUSTEE CANDIDATES

This Statement of Policy reflects the Committee's views on appropriate criteria for selecting Trustees of the Trust for future vacancies. It does not contain an exhaustive list. Nor is it intended to serve as a set of absolute requirements. Rather, these are guidelines which the Committee will use as a starting point.

GENERAL CRITERIA FOR ALL TRUSTEE CANDIDATES

     -  Demonstrated personal integrity.

     -  College degree or equivalent business experience.

     - Does not serve in a similar capacity on the board of a mutual fund which is not sponsored or advised by the Trust's investment adviser or its affiliates.

     - Availability and commitment to attend meetings and perform his or her responsibilities on the Board.

     -  Relevant industry and related experience.

     - Adequate financial or accounting knowledge to be of use in the complicated financial environment in which mutual funds operate.

     -  Demonstrated sound business judgment.

     -  Experience with management, technical, financial or regulatory issues.

     - Experience on other institutional oversight bodies having similar responsibilities to those of a mutual fund's board, including experience with corporate governance issues and standard business practices.

     - Diversity of interests shown by involvement in community, charitable or other activities.

ADDITIONAL CRITERIA FOR INDEPENDENT TRUSTEE CANDIDATES

     - Not an "interested person" of the Trust or its affiliates within the meaning of the Investment Company Act of 1940 (the "1940 Act").

     - No material relationship that creates an appearance of a lack of independence with respect to the Trust or its affiliates. Such types of relationships could include commercial, industrial, banking, consulting, legal, accounting, charitable and family relationships (among others).

     - The ability to act independently in fact with respect to the Trust and its affiliates and others in order to protect the interests of the funds and all shareholders. The Independent Trustees will be expected to perform an involved and, when required, adversarial role in pursuing the best interests of the Trust and its shareholders.

ADDITIONAL CRITERIA FOR INDEPENDENT TRUSTEE CANDIDATES RECOMMENDED BY
SHAREHOLDERS

     A.  NOMINEE REQUIREMENTS

     Independent Trustee candidates recommended by shareholders must fulfill the following additional requirements:

     - The candidate may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

     - The candidate may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

     - Neither the candidate nor any member of the candidate's immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

     - Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the candidate's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

     - The candidate may not control (as "control" is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

     B.  PROCEDURES FOR RECOMMENDING INDEPENDENT TRUSTEE CANDIDATES

         1.  NOMINATING SHAREHOLDER OR SHAREHOLDER GROUP REQUIREMENTS

     The nominating shareholder or shareholder group must also meet the following requirements:

     - Any shareholder or shareholder group submitting a candidate must beneficially own, either individually or in the aggregate, more than 5% of the Trust's securities that are eligible to vote at the time of submission of the candidate and at the time of the annual meeting where the candidate may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the submission. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held "short."

     - The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iii) shared power to dispose or direct the disposition of such shares. In addition, the certification will provide that the shares have been held continuously for at least 2 years.

         2.  LIMITATIONS AND DEADLINES

     A nominating shareholder or shareholder group may not submit more candidates than the number of Board vacancies. The Committee will consider all candidates whose names are submitted by qualifying shareholders a reasonable time in advance of when the Committee makes its nominations. If shareholders will be asked to elect nominees, the candidate information must be submitted a reasonable time in advance of the scheduled shareholder meeting.

         3.  MAKING A SUBMISSION

     Notice to the Trust's Secretary should include:

     - the shareholder's (or shareholder group's) contact information and the number of Trust shares owned by the shareholder (or shareholder group);

     - the candidate's contact information and the number of Trust shares owned by the candidate;

     - all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934; and

     - a notarized letter executed by the candidate, stating his or her intention to serve as a nominee and be named in the Trust's proxy statement, if nominated by the Board, and to be named as a trustee if so elected.

     Shareholders recommending candidates must comply with these requirements at the time of submitting their candidate.

     PROXY TABULATOR
     P.O. BOX 9112
     FARMINGDALE, NY 11735


       TO VOTE BY INTERNET                 TO VOTE BY TELEPHONE                  TO VOTE BY MAIL

1)   Read the Proxy Statement and   1)   Read the Proxy Statement and   1)   Read the Proxy Statement.
     have the Proxy card on              have the Proxy card on
     reverse at hand.                    reverse at hand.               2)   Check the appropriate box on
                                                                             reverse side.
2)   Go to WWW.PROXYWEB.COM         2)   Call toll-free
                                         1-888-221-0697                 3)   Sign, date and return the
3)   Follow the on-line                                                      Proxy card in the envelope
     instructions.                  3)   Follow the recorded                 provided.
                                         instructions.

               IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.

                            WEISS TREASURY ONLY MONEY MARKET FUND (THE "FUND")
                                A SERIES OF THE WEISS FUND (THE "TRUST")

999 999 999 999 99           THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
                                     SPECIAL MEETING OF SHAREHOLDERS

                                  JUNE 22, 2006 - 9:30 A.M. EASTERN TIME

The undersigned hereby revokes all previous proxies for his or her shares and appoints Leslie-Anne Moore and Jeffrey Rano and each of them, with full power of substitution, as Proxies, and hereby authorizes them to vote as designated on the reverse, as effectively as the undersigned could do if personally present, all the shares of the Fund held of record by the undersigned on May 15, 2006, at the Special
Meeting of Shareholders, or any adjournment(s) thereof, to be held at 9:30 a.m. Eastern Time on June 22,
2006 at Palm Beach Gardens Marriott, 4000 RCA Boulevard, Palm Beach Gardens, Florida 33410. The
undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated May 25, 2006.

                                                       PLEASE VOTE, SIGN, DATE AND RETURN
                                                       THIS PROXY IMMEDIATELY IN THE
                                                       POSTAGE-PAID ENVELOPE PROVIDED.

                                                       Dated: __________________, 2006


                                                       --------------------------------------------------
                                                       Signature(s),                    (SIGN IN THE BOX)

                                                       Please sign exactly as the name or names appear at
                                                       left. When shares are held by joint tenants, both
                                                       should sign. If signing as attorney, executor,
                                                       trustee or in any other representative capacity,
                                                       or as a corporate officer, please give full title.
                                                       Please date the proxy.

                                                                                                  WTOM SM


PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE
INK OR NUMBER 2 PENCIL.                                [X]

PLEASE DO NOT USE FINE POINT PENS.

The shares represented by a properly executed proxy card will be voted as specified on the proxy card.

IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED
"FOR" ALL ITEMS, AS APPLICABLE.

To elect members of the Board of Trustees of the               WITHHOLD   FOR ALL
Trust.                                                   FOR      ALL      EXCEPT
                                                         ---   --------   -------
(01) Sharon Parker-Daniels   (03) I. Jeffrey Pheterson   [ ]      [ ]       [ ]
(02) Robert Z. Lehrer        (04) Donald Wilk

(INSTRUCTION:) To withhold authority to vote for any individual Nominee(s), mark the "FOR ALL EXCEPT" BOX, and write the number(s) of such Nominee(s) on the line below:

______________________________________________________

If any other matters properly come before the Special
Meeting, the Proxies will vote in their discretion on such matters as they deem in the best interests of the Fund.

                                   PLEASE SIGN AND DATE ON THE REVERSE

                                                                                                  WTOM SM